TODCO
                            MONTHLY RIG STATUS REPORT
                                      AS OF
                                 JANUARY 4, 2005

                                                                                      CONTRACT (2)      EST. DURATION (2) COMMENTS
                                                                                 ----------------------- --------------- ---------
RIG NAME             RIG TYPE              STATUS (1)           CUSTOMER          TYPE    DAYRATE ($000s)DAYS   DATE
------------------- ---------------------  -------------------- ---------------- -------- -------------- ---- --------------------
US Inland Barges
------------------- ---------------------- -------------------- ---------------- -------------------------------------------------
   1  Rig 01        Conv - 2000 hp         Cold Stacked  05/03
------------------- ---------------------- -------------------- ---------------- -------------------------------------------------
   2  Rig 07        Posted - 2000 hp       Cold Stacked  03/02
------------------- ---------------------- -------------------- ---------------- -------------------------------------------------
   3  Rig 09        Posted - 2000 hp       Operating            Boss Exploration term     Low $20s      40  02/13/05
------------------- ---------------------- -------------------- ---------------- -------------------------------------------------
   4  Rig 10        Posted - 2000 hp       Cold Stacked  03/02
------------------- ---------------------- -------------------- ---------------- -------------------------------------------------
   5  Rig 11        Conv - 3000 hp         Operating            Clayton Williams one      Low $20s      21  01/25/05
                                                                 Energy           well
------------------- ---------------------- -------------------- ---------------- -------------------------------------------------
   6  Rig 15        Conv - 2000 hp         Operating            Swift Energy     term    High $10s      49  02/22/05
                                                                 Company
------------------- ---------------------- -------------------- ---------------- -------------------------------------------------
   7  Rig 17        Posted - 3000 hp, TD   Operating            Kaiser-Francis   one      Mid $20s      36  02/09/05
                                                                 Oil Company      well
------------------- ---------------------- -------------------- ---------------- -------------------------------------------------
   8  Rig 19        Conv - 1000 hp         Operating            Swift Energy     term     Mid $10s      24  01/28/05
                                                                 Company
------------------- ---------------------- -------------------- ---------------- -------------------------------------------------
   9  Rig 20        Conv - 1000 hp         Cold Stacked  09/03
------------------- ---------------------- -------------------- ---------------- -------------------------------------------------
  10  Rig 21        Conv - 1500 hp         Cold Stacked  07/99
------------------- ---------------------- -------------------- ---------------- -------------------------------------------------
  11  Rig 23        Conv - 1000 hp         Cold Stacked  03/02
------------------- ---------------------- -------------------- ---------------- -------------------------------------------------
  12  Rig 27        Posted - 3000 hp, TD   Operating            McMoran          one     High $20s      26  01/30/05
                                                                 Exploration      well
------------------- ---------------------- -------------------- ---------------- -------------------------------------------------
  13  Rig 28        Conv - 3000 hp         Cold Stacked  05/03
------------------- ---------------------- -------------------- ---------------- -------------------------------------------------
  14  Rig 29        Conv - 3000 hp, TD     Operating            Apache Corp      one      Mid $20s       4  01/08/05
                                                                                  well
                                                                ---------------- -------------------------------------------------
                                                                Petroquest       one      Low $20s      25  02/02/05
                                                                                  well
------------------- ---------------------- -------------------- ---------------- -------------------------------------------------
  15  Rig 30        Conv - 3000 hp         Cold Stacked  03/02
------------------- ---------------------- -------------------- ---------------- -------------------------------------------------
  16  Rig 31        Conv - 3000 hp         Cold Stacked  03/02
------------------- ---------------------- -------------------- ---------------- -------------------------------------------------
  17  Rig 32        Conv - 3000 hp         Cold Stacked  12/03
------------------- ---------------------- -------------------- ---------------- -------------------------------------------------
  18  Rig 41        Posted - 3000 hp, TD   Operating            Castex Energy    one      Mid $20s      26  01/30/05
                                                                                  well
------------------- ---------------------- -------------------- ---------------- -------------------------------------------------
  19  Rig 46        Posted - 3000 hp, TDr  Operating            Goodrich         one      Mid $20s      27  01/31/05
                                                                 Petroleum Co.    well
------------------- ---------------------- -------------------- ---------------- -------------------------------------------------
  20  Rig 47        Posted - 3000 hp       Cold Stacked  02/98
------------------- ---------------------- -------------------- ---------------- -------------------------------------------------
  21  Rig 48        Posted - 3000 hp, TD   Operating            Denbury          one      Mid $20s       6  01/10/05
                                                                 Resources Inc.   well
------------------- ---------------------- -------------------- ---------------- -------------------------------------------------
  22  Rig 49        Posted - 3000 hp       Cold Stacked  05/03
------------------- ---------------------- -------------------- ---------------- -------------------------------------------------
  23  Rig 52        Posted - 2000 hp, TD   Operating            Walter Oil & Gas one      Mid $20s      21  01/25/05
                                                                                  well
------------------- ---------------------- -------------------- ---------------- -------------------------------------------------
 24   Rig 55        Posted - 3000 hp, TD   Operating            Apache Corp      one      Mid $20s       3  01/07/05
                                                                                  well
------------------- ---------------------- -------------------- ---------------- -------------------------------------------------
 25   Rig 57        Posted - 2000 hp       Operating            Gulf Production  two      Low $20s      23  01/27/05
                                                                 Company          wells
------------------- ---------------------- -------------------- ---------------- -------------------------------------------------
  26  Rig 61        Posted - 3000 hp       Cold Stacked  02/98
------------------- ---------------------- -------------------- ---------------- -------------------------------------------------
 27   Rig 62        Posted - 3000 hp       Cold Stacked  06/03
------------------- ---------------------- -------------------- ---------------- -------------------------------------------------
 28   Rig 64        Posted - 3000 hp       Operating            Key Operating    one      Low $20s       5  01/09/05
                                                                 Company          well
                                           -------------------- ---------------- -------------------------------------------------
                                           Shipyard                                                         02/13/05
                                                                                                             Scheduled
                                                                                                             Maintenance
------------------- ---------------------- -------------------- ---------------- -------------------------------------------------
 29   Rig 74        Posted - 2000 hp       Cold Stacked  02/99
------------------- ---------------------- -------------------- ---------------- -------------------------------------------------
  30  Rig 75        Posted - 2000 hp       Cold Stacked  02/99
------------------- ---------------------- -------------------- ---------------- -------------------------------------------------
                                                                                           Average      24 days



                                     TODCO
                            MONTHLY RIG STATUS REPORT
                                      AS OF
                                 JANUARY 4, 2005



                                                                                      CONTRACT (2)      EST. DURATION (2) COMMENTS
                                                                                 ----------------------- --------------- ---------
RIG NAME             RIG TYPE              STATUS (1)           CUSTOMER          TYPE    DAYRATE ($000s)DAYS   DATE
------------------- ---------------------  -------------------- ---------------- -------- -------------- ---- --------------------
 US Gulf of Mexico
------------------- ---------------------- -------------------- ---------------- -------------------------------------------------
     1  THE 75        Submersible, TD        Operating            Millennium       one     High $30s      85  03/30/05
                                                                   Offshore         well
------------------- ---------------------- -------------------- ---------------- -------------------------------------------------
     2  THE 77        Submersible            Cold Stacked
                                              01/99
------------------- ---------------------- -------------------- ---------------- -------------------------------------------------
     3  THE 78        Submersible            Cold Stacked
                                              07/01
------------------- ---------------------- -------------------- ---------------- -------------------------------------------------
     4  THE 150       150' - ILC,  TD        Operating            Apache Corp      term     Low $40s      53  02/26/05
------------------- ---------------------- -------------------- ---------------- -------------------------------------------------
     5  THE 152       150' - MC,  TD         Operating            Virgin           one      Low $40s       6  01/10/05
                                                                   Offshore USA     well
------------------- ---------------------- -------------------- ---------------- -------------------------------------------------
     6  THE 153                              Cold Stacked
                                150' - MC     07/01
------------------- ---------------------- -------------------- ---------------- -------------------------------------------------
     7  THE 155       150' - ILC             Cold Stacked
                                              07/01
------------------- ---------------------- -------------------- ---------------- -------------------------------------------------
     8  THE 156       150' - ILC,  TD        Operating            ATP Oil & Gas    one      Low $40s       1  01/05/05
                                                                                    well
                                                                ---------------- -------------------------------------------------
                                                                  ADTI             one      Low $40s      30  02/04/05
                                                                                    well
------------------- ---------------------- -------------------- ---------------- -------------------------------------------------
     9  THE 185       120' - ILC,  TD        Cold Stacked
                                              09/99
------------------- ---------------------- -------------------- ---------------- -------------------------------------------------
    10  THE 191       160' - MS              Cold Stacked
                                              08/01
------------------- ---------------------- -------------------- ---------------- -------------------------------------------------
    11  THE 200       200' - MC,  TD         Operating            Apache Corp      one     High $30s      16  01/20/05
                                                                                    well
------------------- ---------------------- -------------------- ---------------- -------------------------------------------------
    12  THE 201       200' - MC,  TD         Operating            Noble Energy     one      Low $40s       1  01/05/05
                                                                   Inc.             well
                                                                ---------------- -------------------------------------------------
                                                                  F-W Oil          one      Low $40s      30  02/04/05
                                                                   Exploration      well
------------------- ---------------------- -------------------- ---------------- -------------------------------------------------
    13  THE 202       200' - MC,  TD         Operating            ADTI             one     High $30s      19  01/23/05
                                                                                    well
------------------- ---------------------- -------------------- ---------------- -------------------------------------------------
    14  THE 203       200' - MC,  TD         Operating            Gryphon          one      Mid $30s      17  01/21/05
                                                                   Exploration      well
                                                                   Co.
------------------- ---------------------- -------------------- ---------------- -------------------------------------------------
    15  THE 204       200' - MC,  TD         Operating            ADTI             one      Low $40s      42  02/15/05
                                                                                    well
------------------- ---------------------- -------------------- ---------------- -------------------------------------------------
    16  THE 207       200' - MC,  TD         Operating            Merit Energy     one      Low $40s       4  01/08/05
                                                                   Company          well
------------------- ---------------------- -------------------- ---------------- -------------------------------------------------
    17  THE 250       250' - MS,  TDr        Operating            Arena Offshore   term     Low $40s      20  01/24/05
                                                                   LLC
------------------- ---------------------- -------------------- ---------------- -------------------------------------------------
    18  THE 251       250' - MS,  TD         Operating            Helis Oil &      one     High $30s      24  01/28/05
                                                                   Gas Company      well
------------------- ---------------------- -------------------- ---------------- -------------------------------------------------
    19  THE 252       250' - MS              Cold Stacked
                                              11/01
------------------- ---------------------- -------------------- ---------------- -------------------------------------------------
   20   THE 253       250' - MS              Operating            Energy           one      Mid $30s       1  01/05/05
                                                                   Partners         well
                                                                   Limited
                                                                                   one      Mid $30s      12  01/17/05
                                                                                    well
                                                                ---------------- -------------------------------------------------
                                                                  Sterling         one     High $30s      30  02/16/05
                                                                   Energy Inc.      well
------------------- ---------------------- -------------------- ---------------- -------------------------------------------------
    21  THE 254       250' - MS              Cold Stacked
                                              07/01
------------------- ---------------------- -------------------- ---------------- -------------------------------------------------
    22  THE 255       250' - MS              Cold Stacked
                                              07/01
------------------- ---------------------- -------------------- ---------------- -------------------------------------------------
    23  THE 256       250' - MS              Cold Stacked
                                              03/99
------------------- ---------------------- -------------------- ---------------- -------------------------------------------------
                                                                                             Average      30 days

                                    TODCO
                            MONTHLY RIG STATUS REPORT
                                      AS OF
                                 JANUARY 4, 2005



                                                                                      CONTRACT (2)      EST. DURATION (2) COMMENTS
                                                                                 ----------------------- --------------- ---------
RIG NAME             RIG TYPE              STATUS (1)           CUSTOMER          TYPE    DAYRATE ($000s)DAYS   DATE
------------------- ---------------------  -------------------- ---------------- -------- -------------- ---- --------------------
Mexico
------------------- ---------------------- -------------------- ---------------- -------------------------------------------------
     1  THE 205       200' - MC,  TD         Operating            PEMEX            term    High $30s     673  11/08/06
------------------- ---------------------- -------------------- ---------------- -------------------------------------------------
     2  THE 206       200' - MC,  TD         Operating            PEMEX            term     Low $40s     286  10/17/05
------------------- ---------------------- -------------------- ---------------- -------------------------------------------------
     3  Platform 3    Platform,  TD          Operating            PEMEX            term    High $20s   1,272  06/29/08
------------------- ---------------------- -------------------- ---------------- -------------------------------------------------
                                                                                             Average     744 days
 Trinidad
------------------- ---------------------- -------------------- ---------------- -------------------------------------------------
     1  THE 110       100' - MC,  TD         Operating            Trinmar          term     Mid $20s     468  04/17/06
------------------- ---------------------- -------------------- ---------------- -------------------------------------------------
     2  THE 208                              Cold Stacked
                                200' - MC     03/02
------------------- ---------------------- -------------------- ---------------- -------------------------------------------------
                                                                                             Average     468 days
 Venezuela
------------------- ---------------------- -------------------- ---------------- -------------------------------------------------
     1  Rig #26       750 hp                 Stacked
------------------- ---------------------- -------------------- ---------------- -------------------------------------------------
     2  Rig #27       900 hp                 Stacked
------------------- ---------------------- -------------------- ---------------- -------------------------------------------------
     3  Cliffs #36    2000 hp                Stacked
------------------- ---------------------- -------------------- ---------------- -------------------------------------------------
     4  Cliffs #37    2000 hp                Stacked
------------------- ---------------------- -------------------- ---------------- -------------------------------------------------
     5  Cliffs #40    2000 hp, TDr           Operating            PDVSA            term     Low $20s     305  11/05/05
------------------- ---------------------- -------------------- ---------------- -------------------------------------------------
     6  Cliffs #42    2000 hp, TDr           Operating            PDVSA            term     Low $20s     285  10/16/05
------------------- ---------------------- -------------------- ---------------- -------------------------------------------------
     7  Cliffs #43    2000 hp                Stacked
------------------- ---------------------- -------------------- ---------------- -------------------------------------------------
     8  Cliffs #54    3000 hp, TD            Operating            PDVSA            term     Low $20s     156  06/09/05
------------------- ---------------------- -------------------- ---------------- -------------------------------------------------
     9  Cliffs #55    3000 hp, TD            Operating            PDVSA            term     Low $20s     209  08/01/05
------------------- ---------------------- -------------------- ---------------- -------------------------------------------------
    10  Falcon 40     Lake Barge,  TD        Cold Stacked
                                              01/00
------------------- ---------------------- -------------------- ---------------- -------------------------------------------------
    11  Falcon 42     Lake Barge             Cold Stacked
                                              12/99
------------------- ---------------------- -------------------- ---------------- -------------------------------------------------
    12  Falcon 43     Lake Barge,  TD        Cold Stacked
                                              02/00
------------------- ---------------------- -------------------- ---------------- -------------------------------------------------
                                                                                             Average     239 days



(1) Rigs described as "operating" are under contract while rigs described as "warm stacked" are not under contract but generally ready for service. Rigs described as "cold stacked" are not actively marketed, normally require the hiring of an entire crew and require a maintenance review and refurbishment before they can function as a drilling rig.

(2) Contract dayrates shown in the table above are contract operating dayrates. These rates do not include lump sum amounts reimbursable from the client for mobilization costs or bonuses that are considered revenue under generally accepted accounting principles. Estimated contract duration is an estimate based on current belief by our customer as to the remaining days to complete the project.

(3)  Forward-looking Statement:
     The information in this report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include comments pertaining to estimated contract duration and dayrates. Such statements are subject risks, uncertainites and assumptions, including but not limited to early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts or projects earlier than expected, operating hazards and other factors described in TODCO's Annual Report on Form 10-K filed on March 17, 2004 and other filings with the Securities and Exchange Commission (SEC), which are available free of charge on the SEC's website at www.sec.gov. TODCO cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.


                                  Page 3 of 3